Exhibit 32

Certification of

Chief Executive Officer

and Chief Financial Officer

Securities Exchange Act rules 13(a) and 15(d)

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Metwood, Inc. ("the Company") for the year ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section

1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects,

the financial condition and results of operations of the Company.

Date: September 29, 2014

/s/ Robert M. Callahan

Robert M. Callahan

Chief Executive Officer

Date: September 29, 2014

/s/ Shawn A. Callahan

Shawn A. Callahan

Chief Financial Officer